UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 5, 2014
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 5, 2014, the Registrant and its wholly owned subsidiary, Vista Gold U.S. Inc. (“Vista US”), entered into an agency agreement (the “Agency Agreement”) among certain agents (the “Agents”) under which the Agents have arranged to sell up to 16,000,000 common shares (the “Offered Midas Shares”) at a price of Cdn$0.80 per Offered Midas Share for aggregate gross proceeds of up to Cdn$12,800,000 (the “Offering”). In addition, the Offered Midas Shares may be sold pursuant to a finder’s agreement between Vista US and a finder (the “Finder”) on the same offering terms.  In consideration for the services to be provided by the Agents, and if applicable, the Finder, in connection with the sale of the Offered Midas Shares, the Agents or the Finder (as applicable) will receive a cash fee in amount equal to 6% of the gross proceeds from the sale of the Offered Midas Shares.  The Registrant and Vista US may commence selling the Offered Midas Shares on or about February 14, 2014.

The Registrant and Vista US have agreed that following the closing of the Offering, they will not sell any of their remaining shares of Midas for a period of 8 to 12 months following closing, depending on the size of the Offering.  In connection with the Offering Endeavour Financial Limited (Cayman) has provided the board of directors with a favourable fairness opinion on the Offering.

The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States and may not be offered or sold absent such registration or pursuant to an exemption from such registration requirements. This current report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in the United States.

 Item 7.01  Regulation FD

On February 5, 2014, the Registrant issued a press release announcing that it intends to file with Canadian securities regulatory authorities a notice of its intention to sell up to 16,000,000 common shares of Midas Gold Corp.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On February 7, 2014, the Registrant issued a press release announcing that it has been advised by certain agents engaged for the purposes of arranging the sale of the Offered Midas Shares that the Offered Midas Shares have been fully allocated.  A copy of the press release is attached to this report as Exhibit 99.2. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1           Press Release dated February 5, 2014*
99.2           Press Release dated February 7, 2014*

*The Exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: February 7, 2014	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated February 5, 2014*
99.2	Press Release dated February 7, 2014*

*The Exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.